UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2011

IMMUCOR, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-14820	22-2408354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3130 Gateway Drive, Norcross, Georgia		30071
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (770) 441-2051

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 3, 2011, Immucor, Inc. (the “Company”) and IVD Acquisition Corporation (“Purchaser”) issued a joint press release announcing expiration of the Hart-Scott-Rodino Act waiting period. On August 4, 2011, the Company and Purchaser issued a joint press release announcing receipt of regulatory clearance from Germany’s Federal Cartel Office.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Joint Press Release issued by the Company and Purchaser on August 3, 2011 announcing expiration of the Hart-Scott-Rodino Act waiting period

99.2	Joint Press Release issued by the Company and Purchaser on August 4, 2011 announcing the receipt of regulatory clearance from Germany’s Federal Cartel Office

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUCOR, INC.

Date: August 4, 2011	By:	/s/ Philip H. Moïse
Philip H. Moïse
Executive Vice President and General Counsel

Exhibit Index

99.1	Joint Press Release issued by the Company and Purchaser on August 3, 2011 announcing expiration of the Hart-Scott-Rodino Act waiting period

99.2	Joint Press Release issued by the Company and Purchaser on August 4, 2011 announcing the receipt of regulatory clearance from Germany’s Federal Cartel Office